SEGALL BRYANT & HAMILL LARGE CAP DIVIDEND FUND (formerly Westcore Large-Cap Dividend Fund) Retail Class: WTEIX; Institutional Class: WILGX
Summary Prospectus	May 1, 2018

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.sbhfunds.com/literature/. You can also get this information at no cost by calling (800) 392-2673, by sending an email request to SBHFunds@alpsinc.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated May 1, 2018, along with the Fund’s most recent annual report dated December 31, 2017, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Investment Objective

The Segall Bryant & Hamill Large Cap Dividend Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Retail Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00	–
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	None	None
Other Expenses	1.11%	0.96%
Total Annual Fund Operating Expenses	1.76%	1.61%
Fee Waiver and Expense Reimbursement	(0.87)%(1)	(0.87)%(2)(3)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.89%(1)	0.74%(2)(3)

(1)	From May 1, 2018 until at least April 30, 2020, for the Fund’s Retail Class, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.89% for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

(2)	From May 1, 2018 until at least April 30, 2020, for the Fund’s Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses in the same proportion as the Retail Class waivers/reimbursements in footnote 1 above and also to waive or reimburse Institutional Class-specific Other Expenses, but only to the extent that after applying the waiver/reimbursements described in this sentence, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio does not exceed 25 basis points. If after applying the waivers/reimbursements discussed above, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio is less than 15 basis points, then the Adviser agrees to waive/reimburse such that the excess equals 15 basis points. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

(3)	Restated to reflect current fee waiver/reimbursement arrangements.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class shares or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years	Five Years	Ten Years
Retail Class	$91	$469	$872	$1,999
Institutional Class	$76	$423	$794	$1,835

SEGALL BRYANT & HAMILL LARGE CAP DIVIDEND FUND

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies of the Fund

•	The Fund emphasizes investments in large, dividend-paying companies that meet the portfolio management team’s investment criteria based on various financial measures/ratios and have improving business prospects due to strong company and industry dynamics. The team seeks to optimize the portfolio based on a company’s ability to grow its dividend while also taking into account the valuation of a company.

•	The Fund will invest, under normal circumstances, at least eighty percent (80%) of the value of its net assets, plus any borrowings for investment purposes, in stocks of large, well-established, dividend-paying companies, as measured at the time of purchase.

•	The Fund currently considers “large” companies to be those with a market capitalization of at least $5 billion at the time of purchase. Large companies may benefit from attributes such as market dominance, substantial financial resources, and the opportunity to be global leaders in an industry. These characteristics may result in increased stability for a company and a lower-risk investment for the Fund than smaller companies.

•	Through a combination of proprietary quantitative screening and independent fundamental analysis, the team seeks to identify and thoroughly assess the ability of companies to pay and consistently grow dividends. In particular, the team typically seeks to identify companies that have paid consistently rising dividends, including those that currently pay dividends on their common stocks and have maintained or increased their per share dividend payments over the preceding five years.

•	The team researches companies in which the historical consistency and fundamental improvement in free cash flow appear sustainable. The team seeks to develop an understanding of the economics of the business and sustainability of a company’s competitive advantage.

•	The team considers a company’s environmental, social, and corporate governance (ESG) practices because they believe a sustainable approach can enhance a company’s ability to generate cash flow to fund its dividend.

•	With respect to portfolio structure, the team seeks to achieve a balance between current yield, dividend growth, and capital preservation without regard to sector limitations. The portfolio typically holds 25 to 30 stocks.

•	The Fund expects to only invest in securities of companies whose stock is traded on U.S. markets, including depositary receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs).

•	Stocks may be sold when business fundamentals and/or dividend growth prospects have changed or the stock price has achieved the team’s valuation target. The stock may also be sold if better relative investment opportunities have been identified.

Principal Risks of Investing in the Fund

•	Indirect Foreign Exposure Risk: Investments in U.S.-traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be impacted by certain foreign exposure risks indirectly. This includes securities in the form of sponsored and unsponsored depositary receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or to pass through voting rights. These risks will vary from time to time and from country to country especially if the country is considered an emerging market or developing country.

•	Market Risk: As with any equity fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices. The financial crisis in the United States and many foreign economies over the past several years has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign.

•	Portfolio Management Risk: The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/or may decline in value.

•	Risk of Loss: You could lose money by investing in the Fund.

•	Sector Concentration Risk: The Fund may concentrate its investments in companies that are in a single sector or related sector. Concentrating investments in a single sector may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are concentrated, the Fund may perform poorly during that period.

Bar Chart and Performance Tables

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s Retail Class performance from year to year, and by showing how the Fund’s average annual returns for one, five, and ten years for the Retail Class, and one year, five years, and ten years for the Institutional Class, compared with those of an unmanaged index of securities. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on www.sbhfunds.com or call toll-free (800) 392-2673.

SEGALL BRYANT & HAMILL LARGE CAP DIVIDEND FUND

Retail Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return: 3/31/2012 17.74%          Lowest Quarterly Return: 12/31/2008 (23.08)%

The returns above are for the Retail Class of the Fund. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher over the long-term when compared to the Retail Class’ returns to the extent that the Retail Class has higher expenses.

Average Annual Total Returns (for the Periods Ended December 31, 2017)

After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown only for the Retail Class, after-tax returns for the Institutional Class will be different. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Segall Bryant & Hamill Large Cap Dividend Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	16.73%	11.51%	5.66%
Return After Taxes on Distributions	10.97%	4.38%	2.03%
Return After Taxes on Distributions and Sale of Fund Shares	13.50%	7.78%	3.78%
Russell 1000® Index* (reflects no deduction for fees, expenses or taxes)	21.69%	15.71%	8.59%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	30.21%	17.33%	10.00%

*	Effective as of January 1, 2017, the Fund’s benchmark is the Russell 1000® Index. The Fund changed its benchmark from the Russell 1000® Growth Index because the Adviser believes the new benchmark represents an effective gauge against which to measure the Fund’s performance.

	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	17.10%	11.76%	5.85%
Russell 1000® Index* (reflects no deduction for fees, expenses or taxes)	21.69%	15.71%	8.59%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	30.21%	17.33%	10.00%

*	Effective as of January 1, 2017, the Fund’s benchmark is the Russell 1000® Index. The Fund changed its benchmark from the Russell 1000® Growth Index because the Adviser believes the new benchmark represents an effective gauge against which to measure the Fund’s performance.

SEGALL BRYANT & HAMILL LARGE CAP DIVIDEND FUND

Management

Investment Adviser

Segall Bryant & Hamill, LLC

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Derek R. Anguilm, CFA Director of Dividend Value Strategies, Principal – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	December 27, 2016
Mark M. Adelmann, CFA, CPA Senior Portfolio Manager, Principal – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	December 27, 2016
Paul A. Kuppinger, CFA Senior Portfolio Manager – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	December 27, 2016
Lisa Z. Ramirez, CFA Senior Portfolio Manager, Principal – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	December 27, 2016
Alex A. Ruehle, CFA Senior Portfolio Manager, Principal – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	December 27, 2016

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class and $250,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at www.sbhfunds.com, by telephone at (800) 392-2673, by regular mail at Segall Bryant & Hamill Funds, P.O. Box 44323, Denver, CO 80201-4323, or by a systematic withdrawal plan (must be multiples of $50, and can be accomplished monthly, quarterly, or annually).

Tax Information

The Fund intends to make distributions that will be taxed as ordinary income, capital gains or, for some distributions to individuals and other noncorporate shareholders, qualified dividend income that is taxable at the maximum federal rates applicable to long-term capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, special tax rules will apply.

Financial Intermediary Compensation - Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WC700

4